UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 26, 2014
RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
777 Third Avenue, 22nd Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

On March 31, 2014, Retrophin, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the Company’s purchase of all of the issued and outstanding membership interests of Manchester Pharmaceuticals LLC (“Manchester”), consummated on March 26, 2014. This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) on Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following audited statements as required by Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

(i)           Report of Independent Auditors.

(ii)           Audited financial statements of Manchester, consisting of the balance sheets as of December 31, 2013 and December 31, 2012, and the related statements of operations, changes in members’ deficit and cash flows for the years then ended and the related notes to the financial statements.

(b) Pro Forma Financial Information.

The unaudited proforma combined condensed statement of operations for the year ended, December 31, 2013 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)  Exhibits.

10.1*	International Rights Purchase Agreement, dated as of March 26, 2014, by and between Manchester Pharmaceuticals LLC and Retrophin Therapeutics International, LLC.

10.2*	Membership Interest Purchase Agreement, dated as of March 26, 2014, by and among Retrophin, Inc., on the one hand, and Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth, on the other hand.

10.3*	Secured Promissory Note, dated March 26, 2014, made by Retrophin, Inc. in favor of Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth.

10.4*	Membership Interest Pledge Agreement, dated as of March 26, 2014, by and between Retrophin, Inc., on the one hand, and Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth, on the other hand.

10.5*	Security Agreement, dated as of March 26, 2014, by and between Manchester Pharmaceuticals LLC, on the one hand, and Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth, on the other hand.

99.1*	Press Release, dated March 27, 2014

99.2	Audited financial statements of Manchester Pharmaceuticals LLC.

99.3	Unaudited proforma combined condensed statement of operations for the year ended, December 31, 2013.

* Previously filed as an exhibit to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: June 9, 2014	By:	/s/ Marc Panoff
Name: Marc Panoff Title: Chief Financial Officer